                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 1, 1997



                             JONES INTERCABLE, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      Colorado                         1-9953              84-0613514
      --------                         ------              ----------
(State of Organization)       (Commission File No.)       (IRS Employer
                                                       Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309            (303) 792-3111
---------------------------------------------            --------------
(Address of principal executive office and Zip Code)     (Registrant's
                                                          telephone no.
                                                       including area code)
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Item 5.  Other Events
         ------------

         On May 4, 1996 and June 26, 1996, the Company filed historical financial statements of its South Prince Georges County system and its Reston, Virginia system, respectively. On March 4, 1997, the Company filed its audited financial statements for the year ended December 31, 1996 as part of its Annual Report of Form 10-K. On August 1, 1997, the Company filed historical financial statements of the Independence System and the Albuquerque System.

         The Company is filing herewith the consents of Arthur Andersen LLP and Ernst & Young LLP to the incorporation by reference of their reports on the above-described historical financial statements into the Company's Prospectus Supplement dated August 1, 1997, which consents are set forth in the attached list of exhibits.

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

c.   Exhibits.

     23.1 Consent of Arthur Andersen LLP to the reference to said firm under the caption "Experts" in the Company's Prospectus Supplement dated August 1, 1997 to the Prospectus dated November 27, 1995 included in the Company's Registration Statement on Form S-3, No. 33-62537 and to the incorporation by reference therein of said firm's report dated February 14, 1997 with respect to the consolidated financial statements of the Company and its subsidiaries included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, said firm's report dated August 1, 1997 with respect to the historical financial statements of the Albuquerque System filed with the Company's Current Report on Form 8-K dated August 1, 1997 and said firm's report dated March 7, 1997 with respect to the historical financial statements of Jones Intercable Investors L.P. filed with the Company's Current Report on Form 8-K dated August 1, 1997.

     23.2 Consent of Ernst & Young LLP (New York City) to the reference to said firm under the caption "Experts" in the Company's Prospectus Supplement dated August 1, 1997 to the Prospectus dated November 27, 1995 included in the Company's Registration Statement on Form S-3, No. 33-62537, and to the incorporation by reference therein of said firm's reports dated April 12, 1996 and May 15, 1996 with respect to certain historical financial statements relating to cable television systems acquired by the Company during 1996, which reports and historical financial statements were filed with the Securities and Exchange Commission by the Company as exhibits to Current Reports on Form 8-K filed on May 14, 1996 and June 26, 1996.

     23.3 Consent of Ernst & Young LLP (Denver) to the reference to said firm under the caption "Experts" in the Company's Prospectus Supplement dated August 1, 1997 to the Prospectus dated November 27, 1995 included in the Company's Registration Statement on Form S-3,
          No. 33-62537, and to the incorporation by reference therein of said firm's report dated May 2, 1996 with respect to certain historical financial statements relating to cable television systems acquired by the Company during 1996, which reports and historical financial statements were filed with the Securities and Exchange Commission by the Company as exhibits to a Current Report on Form 8-K filed on May 14, 1996.

                                       3
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JONES INTERCABLE, INC.,
                                    a Colorado corporation


Dated:  August 4, 1997              By:  /s/ Elizabeth M. Steele
                                         -----------------------
                                         Elizabeth M. Steele
                                         Vice President, General
                                         Counsel and Secretary

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